Acquisition of Maryland Bankcorp, Inc. (Business Acquisition, Pro Forma Information) (Details) (Maryland Bankcorp, Inc. [Member], USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Maryland Bankcorp, Inc. [Member]
Business Acquisition [Line Items]
Net interest income	$ 27,102	$ 28,441	$ 25,246
Other non-interest revenue	2,741	3,940	4,107
Total revenue	29,843	32,381	29,353
Provision expense	1,800	5,021	900
Other non-interest expense	20,812	26,256	23,543
Income before income taxes	7,231	1,104	4,910
Income tax expense	1,945	376	1,714
Net income	5,286	728	3,196
Less: Net income (loss attributable to the non-controlling interest)	(148)	(73)	87
Net income available to Old Line Bancshares, Inc.	5,434	801	3,109
Preferred stock dividend and discount accretion			486
Net income available to common stockholders	$ 5,434	$ 801	$ 2,623
Basic earnings per share	$ 0.80	$ 0.14	$ 0.46
Diluted earnings per share	$ 0.79	$ 0.14	$ 0.46